EXHIBIT 32
COMM BANCORP, INC.
CERTIFICATE PURSUANT TO
SECTION 1350
In connection with the Quarterly Report of Comm Bancorp, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2009, to be filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, William F. Farber, Sr., President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods covered by the Report.

Date: August 12, 2009	/s/ William F. Farber, Sr.
William F. Farber, Sr.
President and Chief Executive Officer
A signed copy of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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COMM BANCORP, INC.
CERTIFICATE PURSUANT TO
SECTION 1350
In connection with the Quarterly Report of Comm Bancorp, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2009, to be filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Scott A. Seasock, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods covered by the Report.

Date: August 12, 2009	/s/ Scott A. Seasock
Scott A. Seasock
Executive Vice President and Chief Financial Officer
A signed copy of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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